UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 13, 2020

THERMOGENESIS HOLDINGS, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	333-82900	94-3018487

(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

2711 Citrus Road, Rancho Cordova, California		95742

(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code (949) 753-0624

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

      ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

      ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

      ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

      ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Exchange Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $.001 par value	THMO	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

          Emerging growth company      ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01.	Entry into a Material Definitive Agreement.

On July 13, 2020, ThermoGenesis Holdings, Inc. (the “Company”), entered into a Manufacturing and Supply Amending Agreement #2 with CBR Systems, Inc. (“CBR”) with an effective date of July 13, 2020 (the “Amendment”).  The Amendment modifies the Manufacturing and Supply Agreement entered into on May 15, 2017 and the first amendment dated March 16, 2020 by the Company and CBR (the “Original Agreement”).  The Amendment, among other things, amends the Original Agreement to revise the amount of certain products to be purchased, pricing of those products and removal of the safety stock requirement.

In addition, the Amendment replaces Section 5(b)(i) of the Sixth Amended and Restated Technology License and Escrow Agreement included as Exhibit F of the Original Agreement by updating the financial requirement to exclude convertible debt from the definition of short-term debt.  The new language in Section 5(b)(i) under events or conditions that constitute a default states that “Thermo’s cash balance and short-term investments net of non-convertible debt and borrowed funds that are payable with one (1) year is less than One Million Dollars ($1,000,000) at any month end unless Thermo cures such default within thirty (30) days of the end of such month”.

The foregoing description of the Amendment is incomplete and is qualified by reference to the full text of the Amendment, which is attached as Exhibit 10.1 hereto and incorporated herein by reference.

Item 9.01.     Financial Statements and Exhibits.

(d)     Exhibits

Exhibit No.	Description
10.1	Manufacturing and Supply Amending Agreement #2, effective as of July 13, 2020, between ThermoGenesis Holdings, Inc. and CBR Systems, Inc.*

*Information contained in portions of this Exhibit has been redacted because the Company has determined that such information (i) is not material and (ii) would likely cause competitive harm to the Company if it were to be publicly disclosed. Information redacted from this Exhibit has been marked by the following [**].

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THERMOGENESIS HOLDINGS, INC.
(Registrant)

Dated: July 17, 2020	/s/ Jeff Cauble
Jeff Cauble Chief Financial Officer (Principal Financial Officer and Principal Accounting Officer)